Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the International Gold Resources, Inc. Annual Report on Form 10-KSB/A for the year ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Roland Vetter, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)

The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Dated February 19, 2007

/s/ “Roland Vetter”

Roland Vetter

Chief Executive Officer & Chief Financial Officer
(Principal Executive Officer)